Exhibit 25.2

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                                FORM T - 1

                 STATEMENT OF ELIGIBILITY UNDER THE TRUST
                  INDENTURE ACT OF 1939 OF A CORPORATION
                       DESIGNATED TO ACT AS TRUSTEE


             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)
                                 _________

               FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                13-3781471
                            (I. R. S. Employer
                            Identification No.)

               100 Wall Street, New York, NY          10005
          (Address of principal executive offices)     (Zip Code)


                         For information, contact:
                        Dennis Calabrese, President
               First Trust of New York, National Association
                        100 Wall Street, 16th Floor
                            New York, NY  10005
                        Telephone:  (212) 361-2506


                      J.P. MORGAN & CO. INCORPORATED
            (Exact name of obligor as specified in its charter)

          Delaware                                13-2625764
          (State or other jurisdiction of         (I. R. S. Employer
          incorporation or organization)          Identification No.)


          60 Wall Street
          New York, New York                      10260-0060
     (Address of principal executive offices)      (Zip Code)


                          SUBORDINATED SECURITIES
Item 1.   General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                         Address

               Comptroller of the Currency       Washington, D.
C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.           List of Exhibits.

            Exhibit 1.    Articles of Association of First Trust
            of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

            Exhibit 2.    Certificate of Authority to Commence
            Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

            Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
            Exhibit 3 of Form T-1, Registration No. 33-83774.

            Exhibit 4.    By-Laws of First Trust of New York,
            National Association, incorporated by reference to
            Exhibit 4 of Form T-1 Registration No. 333-34113

            Exhibit 5.    Not applicable.

            Exhibit 6.    Consent of First Trust of New York,
            National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit
            6 of  Form T-1, Registration No. 33-83774.

            Exhibit 7.    Report of Condition of First Trust of
            New York, National Association, as of the close of business on September 30, 1997, published pursuant to law or the requirements of its supervising or examining authority.

            Exhibit 8.    Not applicable.


           Exhibit 9.     Not applicable.





                            SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of November, 1997.

                              FIRST TRUST OF NEW YORK,
                              NATIONAL ASSOCIATION



                              By:  /s/Catherine F. Donohue
                                   Catherine F. Donohue
                                   Vice President




Exhibit 7


First Trust of New York, National Association
                Statement of Financial Condition
                          As of 9/30/97

                            ($000's)

                                                9/30/97
Assets
  Cash and Due From Depository Institutions     $36,355
  Federal Reserve Stock                           3,467
  Fixed Assets                                      753
  Intangible Assets                              76,047
  Other Assets                                    5,619
                                                 ______
     Total Assets                              $122,241


Liabilities
  Other Liabilities                               7,592
                                                  _____
  Total Liabilities                               7,592
Equity
  Common and Preferred Stock                      1,000
  Surplus                                       120,932
  Undivided Profits                              (7,283)
                                                 ______
     Total Equity Capital                       114,469
                                                 ______
Total Liabilities and Equity Capital           $122,241



To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association



By:                 /S/ Catherine F. Donohue
                     Vice President

Date:               November 18, 1997